UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 28, 2026

Azenta, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-25434	04-3040660
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Summit Drive, Burlington, MA 01803
(Address of principal executive offices and Zip Code)

(888) 229-3682
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AZTA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The Annual Meeting of the stockholders of Azenta, Inc. (the “Company”) was held on January 28, 2026. The stockholders elected each of the Company’s nominees for director; approved, by a non-binding advisory vote, the overall compensation of the Company’s named executive officers and an amendment to the Company's 2020 Equity Incentive Plan to increase the number of shares reserved for issuance by 2,750,000; and ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered accounting firm for the 2026 fiscal year. The proposals below are described in detail in the Company’s definitive proxy statement dated December 18, 2025. The Company’s inspector of election certified the following vote tabulations:

1.	Election of Directors

Nominees	For	Withhold	Broker Non-Votes

Frank E. Casal	38,988,641	941,352	2,380,543
William L. Cornog	39,111,370	818,623	2,380,543
Robyn C. Davis	38,579,173	1,350,820	2,380,543
Dipal Doshi	32,984,474	6,945,519	2,380,543
Quentin Koffey	38,715,500	1,214,493	2,380,543
Martin Madaus	34,811,093	5,118,900	2,380,543
Alan J. Malus	39,103,541	826,452	2,380,543
John P. Marotta	39,115,819	814,174	2,380,543
Erica J. McLaughlin	39,543,956	386,037	2,380,543
Tina S. Nova	32,810,907	7,119,086	2,380,543

2.	Approval, by a non-binding advisory vote, of the overall compensation of the Company’s named executive officers

For	Against	Abstain	Broker Non-Votes
38,413,005	1,479,264	37,724	2,380,543

3.	Approval of an amendment to the Company's 2020 Equity Incentive Plan to increase the number of shares reserved for issuance by 2,750,000.

For	Against	Abstain	Broker Non-Votes
38,069,842	1,829,175	30,976	2,380,543

4.	Ratification of the selection of PricewaterhouseCoopers LLP as the independent registered accounting firm for the 2026 fiscal year

For	Against	Abstain
42,222,109	71,760	16,667

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZENTA, INC.

/s/ Ephraim Starr
Date: January 29, 2026	Ephraim Starr
Senior Vice President, General Counsel and Secretary